EXHIBIT 10.8

                       SECOND AMENDMENT TO LOAN AGREEMENT

         THIS SECOND AMENDMENT TO LOAN AGREEMENT is made and entered into as of the 26th day of January, 1999, by and between STREICHER MOBILE FUELING, INC., A Florida corporation, STREICHER REALTY, INC., a Florida corporation, and STREICHER WEST, INC., a California corporation (hereinafter collectively referred to as "Borrower"), and BANKATLANTIC, a Federal Savings Bank (hereinafter referred to as "Lender").

                                   WITNESSETH:

         WHEREAS, the Borrower and the Lender previously entered into that certain Loan Agreement dated as of December 30, 1997, as amended by First Amendment to Loan Agreement dated as of the 29th day of May, 1998 (collectively, the "Loan Agreement" or the "Agreement");

         WHEREAS, the Borrower has requested and Lender has agreed, to effectuate a Three Hundred Fifty Thousand and 00/100 Dollar ($350,000.00) overadvance facility for a period of thirty days subject the terms and conditions contained herein and in the Loan Agreement;

         WHEREAS, the parties hereto wish to amend the Loan Agreement as provided herein.

         NOW, THEREFORE, for and in consideration of the sum of Ten and 00/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the loans or extensions of credit heretofore, now or hereafter made or to be made for the benefit of the Borrower by the Lender, the parties do hereby agree as follows:

         1. The Borrower and the Lender agree that the recitals set forth above are true, correct, and complete, and are hereby incorporated herein.

         2. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

         3. Subsection 1.2(aa) of the Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

                  (aa) "MATURITY DATE": As to the Loan as evidenced by the Note, October 31, 1999, upon which date the entire principal balance and accrued interest and all other applicable charges under the Loan shall become due and payable in full. As to the Overadvance Loan, as evidenced by the Overadvance Note, February 26, 1999, upon which date the entire principal balance and all accrued interest and all other applicable charges under the Overadvance Loan shall become due and payable in full.

         4. The following Subsection 1.2(kk) is hereby added to the Agreement, effective from and after the date hereof:

                  (kk) "OVERADVANCE LOAN": An overadvance revolving line of credit loan in the amount of Three Hundred Fifty Thousand and 00/100 Dollars ($350,000.00) from Lender to Borrower, which shall be used to provide working capital to the Borrower on a short term basis.

         5. The following Subsection 1.2 (ll) is hereby added to the Agreement, effective from and after the date hereof:

                  (ll) "OVERADVANCE NOTE": A Master Revolving Promissory Note in the principal amount of Three Hundred Fifty Thousand and 00/100 Dollars ($350,000.00) from Borrower to Lender dated as of January 26, 1999, and any modification, amendment, renewal or extension thereof, evidencing the Overadvance Loan.

         6. Article 2, Section 2.1 of the Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

                  2.1 REVOLVING LOAN. Provided there does not exist an Event of Default, and no event with which notice or lapse of time or both would become such an Event of Default, and subject to the terms and provisions of this Agreement, Lender will, under the Note, lend or advance for the account of Borrower from time to time, and, Borrower may borrow, repay and re-borrow (provided that unless Borrower intends to pay and satisfy the Loan in full, Borrower shall not reduce the outstanding principal balance under the Loan to a sum of less than One Thousand and 00/100 Dollars ($1,000.00) such amounts as may be required for the purpose of providing working capital to the Borrower, not exceeding in the aggregate an amount equal to (I) eight-five percent (85%) of the Eligible Receivables, less such reserves as Lender, in its sole discretion elects to establish, provided further that a Receivable may be devalued in such amount as shall be determined by Lender in its sole discretion due to "Dilution" which is defined as and is the result of non-cash credits posted against the Receivable which result in payment or other satisfaction of all or any portion of the Receivable for reasons other than full payment of the Receivable in cash (the "Borrowing Base"); or, the sum of Five Million and 00/100 Dollars ($5,000,000.00), whichever is less; provided, however, that during the time period from January 26, 1999 through and until February 26, 1999 (the "overadvance Period"), pursuant to advances effectuated under the Overadvance Note and the Overadvance Loan, this amount shall be increased to the sum of Five Million Three Hundred Fifty Thousand and 00/100 Dollars ($5,350,000.00) such that during the Overadvance Period only, the maximum amounts advanced under the Note and the Overadvance Note shall be the lesser of the Borrowing Base or the sum of Five Million Three Hundred Fifty Thousand and 00/100 Dollars ($5,350,000.00), provided, further that at all other times during the term of this Agreement, the maximum amounts advanced under the Note shall not exceed the Borrowing Base or the sum of Five Million and 00/100 Dollars

         ($5,000,000.00), whichever is less. It is acknowledged that the Borrowing Base under the Loan may be adjusted during the term of the Loan by Lender at any time, in its sole discretion, based upon the result of the audits and collateral examinations conducted during the term of the Loan. The aggregate amounts outstanding under the Loan shall not at any time exceed the amount provided above, and in the event the amount outstanding at any time exceeds the permitted amount, said excess amount shall bear interest at the rate set forth in the Note and shall be due and payable in full on DEMAND.

         7. Subsection 9(a) of the Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

                  (a) If Borrower fails to pay any installment of interest or principal under the Note within ten (10) days after the date of the same shall become due or if Borrower fails to pay any installment of interest or principal under the Overadvance Note within ten (10) days after the same shall become due at any time that the Overadvance Note is outstanding.

         8. Article 12 of the Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

                           Borrower hereby agrees to and does hereby jointly and severally indemnify and hold harmless Lender of and from any and all liability in connection with payment of any and all intangible, documentary stamp, transfer, recording and other taxes due and owing to the State of Florida, the State of Alabama, the State of California, the State of Louisiana, the State of Tennessee, the State of Georgia, and all other applicable jurisdictions in connection with the execution, delivery and/or enforcement of this Agreement, the Revolving Note, the Overadvance Note, the Security Agreements, and all associated Loan Documents, together with all penalties and interest associated therewith, if any. Accordingly, Borrower does hereby authorize Lender to reimburse itself for any such taxes that Lender pays upon behalf of Borrower from the proceeds under the Revolving Note and/or the Overadvance Note, in the event Lender, at any time, in its sole discretion, deems it necessary to pay such taxes, together with any penalties and interest associated therewith. This indemnification and Borrower's liability for payment of all of the above set forth taxes shall survive repayment and/or satisfaction of the Loan and the Overadvance Loan.

         9. Borrower hereby acknowledges the making of the Overadvance Loan set forth herein, and by its execution hereof, Borrower hereby warrants and represents that all warranties and representations contained in the Agreement are true and correct as of the date hereof as if made on the date hereof, and that no defaults have occurred and are continuing under the Agreement. Borrower does also reaffirm any and all pledges of collateral and all security interests pledged in favor of Lender under all security and other agreements previously executed by any of them in favor of Lender, including, without limitation, under the Agreement, the Assignment of Life Insurance Policy, the Security Agreements and the Security and Cash Collateral Account Agreement (collectively, the "Security Documents"). Borrower hereby restates all affirmative and negative covenants, warranties and representations set forth in each of the Security Documents as if made as of the date hereof, reaffirms that the Security Documents are in full force and effect, and acknowledges that the Security Documents secure all indebtedness, obligations and liabilities of any kind whatsoever of Borrower to Lender.

         10. Borrower represents and warrants to the Lender that (a) each Borrower have previously furnished Lender with true and correct copies of its Articles of Incorporation and Bylaws, and all amendments thereto through the date hereof, as in effect on the date hereof, and (b) the Board of Directors of each Borrower has approved this Amendment and the execution hereof by the undersigned officer of each Borrower.

         11. The Borrower warrants and represents that the only leases to which any Borrower is a party are the leases set forth in those certain Affidavit of Leases executes by each Borrower on December 30, 1997.

         12. WAIVER AND RELEASE. AS A MATERIAL INDUCEMENT FOR THE LENDER TO EXECUTE THIS AGREEMENT, EACH BORROWER DOES HEREBY RELEASE, WAIVE, DISCHARGE, COVENANT NOT TO SUE, ACQUIT, SATISFY AND FOREVER DISCHARGE THE LENDER, ITS OFFICERS, DIRECTORS EMPLOYEES, ATTORNEYS AND AGENTS AND ITS AFFILIATES AND ASSIGNS FROM ANY AND DEMAND WHATSOEVER IN LAW OR IN EQUITY WHICH EACH BORROWER EVER HAD, NOW HAS, OR WHICH ANY PERSONAL REPRESENTATIVE, SUCCESSOR, HEIR OR ASSIGN OF EACH BORROWER HEREAFTER CAN, SHALL OR MAY HAVE AGAINST THE LENDER, ITS OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND AGENTS, AND ITS AFFILIATES AND ASSIGNS, FOR, UPON OR BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER, THROUGHOUT THE DATE HEREOF. EACH BORROWER FURTHER EXPRESSLY COVENANTS WITH AND WARRANTS UNTO THE LENDER AND ITS AFFILIATES AND ASSIGNS, THAT THERE EXIST NO CLAIMS, COUNTERCLAIMS, DEFENSES, OBJECTIONS, OFFSETS OR CLAIMS OR OFFSET AGAINST THE LENDER OR THE OBLIGATION OF EACH BORROWER TO PAY THE LENDER ALL AMOUNTS OWNING UNDER THE NOTE, THE OVERADVANCE NOTE, THE LOAN AGREEMENT AND ALL ASSOCIATED LOAN DOCUMENTS AS AND WHEN THE SAME BECOME DUE AND PAYABLE.

         13. REAFFIRMATION BY BORROWER. THE BORROWER ACKNOWLEDGES AND REAFFIRMS THAT ALL WARRANTIES, REPRESENTATIONS, AFFIRMATIVE COVENANTS AND NEGATIVE COVENANTS SET FORTH IN THE LOAN AGREEMENT REMAIN IN FULL FORCE AND EFFECT ON THE DATE HEREOF AS IF MADE ON THE DATE HEREOF.

         14. AMENDED AGREEMENT. THIS AGREEMENT AMENDS THE LOAN AGREEMENT, AND THE BORROWER ACKNOWLEDGES AND AGREES THAT THE SECURITY INTEREST, RIGHTS DUTIES, AND OBLIGATIONS OF THE BORROWER AND THE LENDER CREATED BY THE LOAN AGREEMENT ARE NOT EXTINGUISHED, BUT ARE REAFFIRMED AND REMAIN IN FULL FORCE AND EFFECT AS PROVIDED IN THE LOAN

AGREEMENT.  IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS AND
PROVISIONS OF THE LOAN AGREEMENT AND THE TERMS AND PROVISIONS OF THIS
AMENDMENT, THE TERMS AND PROVISIONS OF THIS AMENDMENT SHALL CONTROL AND PREVAIL.

         WAIVER OF JURY TRIAL. THE PARTIES DO HEREBY MUTUALLY, KNOWINGLY AND WILLINGLY WAIVE THEIR RIGHT TO A TRIAL BY JURY OF ANY AND ALL CLAIMS MADE AMONG THEM, WHETHER NOW EXISTING OR ARISING IN THE FUTURE, INCLUDING, WITHOUT LIMITATION, ANY AND ALL CLAIMS DEFENSES, COUNTERCLAIMS, CROSS-CLAIMS, THIRD PARTY CLAIMS AND INTERVENOR'S CLAIMS, WHETHER ARISING FROM OR RELATED TO THE NEGOTIATION, EXECUTION AND PERFORMANCE OF THE TRANSACTIONS TO WHICH THE LOAN AGREEMENT AND THE LOAN DOCUMENTS RELATE.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

Signed, Sealed and delivered in        BORROWER:
the presence of:

                                       STREICHER MOBILE FUELING, INC.,
                                       a Florida corporation

                                       By: /S/   WALTER B. BARRETT
                                             WALTER B. BARRETT,
                                             Vice President of Finance

                                                                (Corporate Seal)


                                       STREICHER REALTY, INC.,
                                       a Florida corporation

                                       By: /S/   WALTER B. BARRETT
                                             WALTER B. BARRETT,
                                             Vice President of Finance

                                                                (Corporate Seal)


                                       STREICHER WEST, INC.,
                                       a Florida corporation

                                       By: /S/   WALTER B. BARRETT
                                             WALTER B. BARRETT,
                                             Vice President of Finance

                                                                (Corporate Seal)